SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 2, 1999
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                                 ConSyGen, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Texas                     17598                       76-0260145
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)


  125 South 52nd Street, Tempe Arizona                              85281
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (602) 394-9100
                                                    --------------
                                      N/A
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OF ASSET

On June 16, 1999, the registrant entered into an agreement with F&M Investments, L.L.C., of Atlanta, Georgia, pursuant to which the registrant purchased a certain computer software program. The software has never been applied for commercial purposes. The registrant expects to use it to generate other software programs for use by prospective customers in Internet commerce, Personal Computer Software and Corporate Computing. It is estimated by management that, in addition to the purchase price set forth below, further development of that software, the development of derivative programs and initial marketing will require the expenditure of approximately $875,000. The software has not yet been put to use by the registrant and there is no assurance that the registrant's expectations will be met.

The purchase price is $600,000, payable in three non-refundable deposits of $60,000 each and a final payment of $420,000. The first $60,000 payment was made on June 18, 1999, the second such payment is due within 10 business days thereafter and the third such payment is due within the following 10 business days and the final payment of $420,000 is due ten business days after the third $60,000 payment.

Prior to making the first payment, the registrant evaluated the software and deemed it acceptable.

The effective date of the agreement will be the date upon which all payments have been made. Title to the software will pass to the registrant if and when full payment has been made. The seller will deliver the following to the registrant within five days after the said effective date:

(1) a master copy of the software program (in both source and object form), in a form suitable for copying, (2) all system and user documentation, and (3) all marketing and market-related information, if any, pertaining to the software program.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits. The following exhibit is required pursuant to Item 601 of Regulation S-K:

4.13 Agreement entitled, "Transfer of complete rights in Software program Between ConSyGen, Inc. and F&M Investments, L.L.C.

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ConSyGen, Inc.

Date: July 2, 1999                   By:  /s/ A. Lewis Burridge
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                                              A. Lewis Burridge, President
                                              and Chief Executive Officer